                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2006

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

           Delaware                        1-14120                    52-1611421
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
       of incorporation)                                     Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 30, 2006, Blonder Tongue Laboratories, Inc. (the "Company") entered into a Share Exchange and Settlement Agreement ("Share Exchange Agreement") with
Blonder Tongue Telephone,  LLC ("BTT"),  Resource Investment Group, LLC ("RIG"),
Broadstar  South,  LLC ("BBS"),  H. Tyler Bell ("TB"),  and Douglas Bell ("DB").
Pursuant to the Share  Exchange  Agreement,  in exchange  for the 49  membership shares of BTT held by the Company,  representing  the  Company's  50%  ownership interest  in BTT (the "BTT  Shares"),  BTT  transferred  back to the Company the
500,000 shares of the Company's common stock which was previously contributed by the Company to the capital of BTT (the "Company Common Stock").  Under the terms of the Share Exchange Agreement, the parties also agreed to the following:

     o    the Company granted BTT a  non-transferable  equipment purchase credit in the aggregate  amount of $400,000  (subject to certain  off-sets as set forth in the Share  Exchange  Agreement);  two-thirds  (2/3rds) of which  ($270,000)  must be used solely for the  purchase of  telephony equipment and the remaining  one-third (1/3rd) of which ($130,000) may be used for either video/data equipment or telephony equipment;

     o    the  equipment  credit  expires  automatically  in six (6) months,  on
          December 31, 2006;

     o    certain non-material agreements were terminated, including the Amended and Restated  Operating  Agreement  of BTT among the Company,  BTT and
          RIG, the Joint Venture  Agreement  among the Company,  BTT, TB and DB, the Royalty  Agreement  between  the  Company  and BTT,  and the Stock
          Pledge Agreement  between the Company and BTT, each of which was dated
          September 11, 2003 (collectively, the "Prior Agreements");

     o    BTT agreed,  within ninety (90) days, to change its corporate name and cease  using any  intellectual  property  of the  Company,  including, without limitation, the names "Blonder", "Blonder Tongue" or "BT"; and

     o    the mutual  release among the parties of all claims related to (i) the ownership, purchase, sale or transfer of the BTT Shares or the Company
          Common Stock,  (ii) the Joint Venture (as defined in the Joint Venture
          Agreement) and (iii) the Prior Agreements.

     The foregoing  description of the Share Exchange  Agreement is qualified in its  entirety by reference to the  complete  terms and  conditions  of the Share
Exchange  Agreement,  which is filed as Exhibit 99.1 to this  Current  Report on
Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   The following exhibits are filed herewith:
         Exhibit 99.1               Share Exchange Agreement

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FORWARD LOOKING STATEMENTS
This  report  contains  forward-looking  statements  within  the  meaning of The
Private  Securities  Litigation Reform Act of 1995. These statements are neither promises nor guarantees, are based upon assumptions and estimates that might not be realized and are subject to risks and  uncertainties  that could cause actual results to differ materially from those in the forward looking statements. There are a number of  factors  that may cause  actual  results  to differ  from these forward-looking  statements,  including  the  success  of  marketing  and  sales strategies and new product development,  the price of raw materials, and general economic  and  business  conditions.  Other  risks  and  uncertainties  that may materially  affect the Company are provided in the Company's  annual  reports to shareholders  and the Company's  periodic  reports filed with the Securities and
Exchange Commission from time to time, including reports on Forms 10-K and 10-Q.
Please refer to these  documents  for a more thorough  description  of these and other risk factors.

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                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    BLONDER TONGUE LABORATORIES, INC.

                                    By:  /s/ Eric Skolnik
                                         Eric Skolnik
                                         Senior Vice President and
                                         Chief Financial Officer

Date: July 7, 2006